UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Helix BioMedix, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 9, 2012
Dear Stockholder:

The board of directors and management of Helix BioMedix, Inc. cordially invite you to attend the annual meeting of stockholders of Helix BioMedix, Inc., which will be held on May 23, 2012 at 8:00 a.m. local time at The Hilton Garden Inn, 22600 Bothell Everett Highway, Bothell, Washington  98021.

The enclosed notice of the annual meeting and proxy statement describe the matters to be acted upon by Helix BioMedix stockholders at the annual meeting. In addition, the proxy statement contains other important information about the company, including information about the role and responsibilities of the board of directors and its committees, information about executive compensation, and information about the beneficial ownership of Helix BioMedix securities.

Your vote is very important. Therefore, whether or not you plan to attend the annual meeting in person, please complete, sign, date and return the enclosed proxy card, in the return-addressed envelope provided, to American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, New York 11219-9821, or vote by telephone or via the internet pursuant to the instructions on the proxy card. If you attend the meeting and wish to vote in person, you may do so even though you have previously voted by mail or telephone or via the internet.

Sincerely,

R. STEPHEN BEATTY President and Chief Executive Officer

HELIX BIOMEDIX, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on May 23, 2012
8:00 a.m. local time

Notice is hereby given that the Annual Meeting of Stockholders of Helix BioMedix, Inc., a Delaware corporation, will be held on May 23, 2012 at 8:00 a.m. local time at The Hilton Garden Inn, 22600 Bothell Everett Highway, Bothell, Washington  98021 for the following purposes:

1.       To elect three Class III directors to serve until the 2015 annual meeting of stockholders or until such directors’ successors are elected and qualified;

2.       To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

3.       To transact any other business which may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on March 26, 2012 are entitled to receive notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. Stockholders are cordially invited to attend the meeting in person. For ten days prior to and throughout the annual meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at the offices of Helix BioMedix, Inc. at the address set forth below.

By Order of the Board of Directors,

R. STEPHEN BEATTY President and Chief Executive Officer
Helix BioMedix, Inc.
22118 20th Avenue S.E., Suite 204
Bothell, Washington 98021

April 9, 2012

IMPORTANT: Please fill in, date, sign and return the enclosed proxy in the return-addressed envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may vote in person, if you wish to do so, even though you have previously sent in your proxy. Return proxies to American Stock Transfer and Trust Company, Attn.: Proxy Department, 6201 15th Avenue, Brooklyn, New York 11219-9821.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 23, 2012:
The Proxy Statement and Annual Report to Stockholders are available at
https://materials.proxyvote.com/423287

HELIX BIOMEDIX, INC.
PROXY STATEMENT FOR 2012 ANNUAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited by the board of directors of Helix BioMedix, Inc., a Delaware corporation, for use at the annual meeting of stockholders to be held on May 23, 2012 at 8:00 a.m. local time, and at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying notice of annual meeting of stockholders.

These proxy solicitation materials were first mailed on or about April 9, 2012 to stockholders entitled to vote at the annual meeting.

Record Date and Outstanding Shares

Only stockholders of record at the close of business on March 26, 2012, the record date, are entitled to notice of and to vote at the annual meeting. Our only outstanding securities entitled to vote at the annual meeting are shares of common stock, par value $0.001 per share. As of the record date, 49,720,255 shares of common stock were issued and outstanding.

Proxies and Solicitation of Proxies

A proxy is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. When you designate a proxy, you may also direct the proxy how to vote your shares. Two of our employees, R. Stephen Beatty and Nicole N. Ressler, have been designated as the proxies to cast the votes of our stockholders at the annual meeting.

The board of directors of Helix BioMedix is soliciting your proxy to vote your shares at the annual meeting. In addition to this solicitation by mail, our directors, officers and other employees may contact you by telephone, by email, in person or otherwise to request your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request that stock brokerage firms and other nominees of street name holders forward proxy materials to the beneficial owners. We have not retained the services of a proxy solicitor. All costs of preparation and solicitation of proxies will be paid by us.

Stockholders of Record and “Street Name” Holders

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are considered the beneficial owner of those shares and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the voting instruction form provided by that broker, bank, trust or other nominee.

Voting Procedures

To vote by mail, please sign your proxy card and return it as directed on the proxy card. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you hold your shares in street name, you should have received a proxy card and voting instructions with these proxy materials from your broker, bank, trust or other nominee rather than from us.

To vote by telephone or via the internet, follow the instructions on the proxy card. If you hold your shares in street name, you may vote by telephone or via the internet as instructed by your broker, bank, trust or other nominee.

If you are a stockholder of record, you may vote your shares in person by attending the annual meeting and completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting. If you hold your shares in street name, you may vote your shares in person at the meeting only if you obtain a signed letter or other document from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

Revocability of Proxies

You may revoke your proxy and change your vote before your proxy is voted at the annual meeting. If you are a stockholder of record, you may revoke your proxy and change your vote as follows:

•	if you voted by telephone or via the internet, by voting again by telephone or via the internet no later than 11:59 p.m. Eastern Time on May 22, 2012;

•	if you completed and returned a proxy card, by submitting a new signed proxy card with a later date and returning as directed on the proxy card so that it is received by May 23, 2012;

•	by submitting written notice of revocation to our corporate secretary at the address shown on the accompanying notice of annual meeting of stockholders so that it is received by May 22, 2012; or

•	by attending the annual meeting and either voting in person or specifically requesting at the meeting to revoke your proxy.

Attending the meeting will not revoke your proxy unless you specifically request to revoke it or submit a ballot at the meeting.

If you hold your shares in street name, contact your broker, bank, trust or other nominee regarding how to revoke your proxy and change your vote.

Effect of Not Submitting a Proxy Card; Broker Non-Votes

If your shares are held in your name, you must submit your proxy (or attend the annual meeting in person) in order to vote on the proposals.

If your shares are held in street name and you do not vote your proxy, your broker may vote your shares on “routine” matters, or leave your shares unvoted.

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, in the absence of instructions from the beneficial owner of those shares, brokers may vote those shares on behalf of their clients with respect to “routine” matters (such as the ratification of auditors), but not with respect to non-routine matters (such as the election of a director and the approval of a stock option plan). If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes with respect to routine matters but not with respect to non-routine matters. The “non-vote” with respect to non-routine matters is called a “broker non-vote.” With respect to the annual meeting, Proposal No. 1 (election of directors) is a non-routine matter and Proposal No. 2 (ratification of the appointment of our independent registered public accounting firm) is a routine matter.

Quorum and Voting

At the annual meeting, the inspector of elections will determine the presence of a quorum and tabulate the results of the voting by stockholders. Under Delaware law and our bylaws, a quorum, consisting of a majority of the outstanding shares entitled to vote, must be represented in person or by proxy to elect a director and to transact any other business that may properly come before the meeting. Abstentions and broker non-votes will be included as present at the annual meeting for the purpose of determining the presence of a quorum.

The holders of our common stock are entitled to one vote per share on all matters on which they are entitled to vote.

The nominees for election to the board of directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, will be elected to the board of directors. For the election of directors, abstentions and broker non-votes will have the effect of neither a vote for nor a vote against the nominees and thus will have no effect on the outcome. Stockholders are not entitled to cumulate votes in the election of directors.

Approval of the proposal to ratify the appointment of our independent registered public accounting firm requires the vote of a majority of the votes cast with respect to the proposal and abstentions and broker non-votes will have no effect on the outcome.

All shares entitled to vote and represented by properly submitted, unrevoked proxies received prior to the annual meeting will be voted at the annual meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly submitted proxy, the shares represented by that proxy will be voted as recommended by the board of directors. If any other matters are properly presented for consideration at the annual meeting, including, for example, consideration of a motion to adjourn the annual meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxies on the proxy card will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any matters other than the election of directors and the ratification of our independent registered public accounting firm will be presented at the annual meeting.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by, or paid to (i) our chief executive officer, (ii) the most highly compensated executive officer other than our chief executive officer who was serving as an executive officer at the end of 2011 and whose total compensation for 2011 exceeded $100,000 in the aggregate and (iii) one additional individual for whom disclosure would have been required pursuant to the foregoing clause but for the fact that the individual was not serving as an executive officer at the end of 2011 (collectively, the named executive officers).

Name and Principal		Salary	Bonus		Stock Awards	Option Awards		Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensatio n Earnings	All Other Compensation	Total
Position	Year	($)	($)		($)	($)(1)		($)	($)	($)(2)	($)
(a)	(b)	(c)	(d)		(e)	(f)		(g)	(h)	(i)	(j)
R. Stephen Beatty(3)	2011	375,000	32,000	(4)	—	—		—	—	7,350	414,350
President and Chief Executive Officer	2010	375,000	—		—	27,660		—	—	7,350	410,010
Timothy J. Falla, Ph.D.	2011	49,730	—		—	36,235	(6)	—	—	1,492	87,457
Vice President and Chief Scientific Officer(5)	2010	265,000	—		—	27,660		—	—	7,350	300,010
Robin L. Carmichael	2011	265,000	32,000	(4)	—	—		—	—	7,350	304,350
Vice President and Chief Operating Officer	2010	225,000	—		—	27,660		—	—	6,750	259,410
_________________
(1)
The amounts in column (f) reflect the aggregate grant-date fair value of equity awards granted during the indicated fiscal year, in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718 for stock-based compensation (formerly FAS 123R). Assumptions used in the calculation of these award amounts are included in Note 10 (Stock-Based Compensation) to the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(2)	The amounts in column (i) consist of company contributions under our 401(k) plan that were earned during the indicated fiscal year.
(3)
In addition to his positions as president and chief executive officer, Mr. Beatty has served as our acting chief financial officer since June 2008.  Mr. Beatty also serves as one of our directors, but he does not receive additional compensation for his role as a director.

(4)
Bonus earned in 2011 but paid in February 2012. In addition, in February 2012, each of Mr. Beatty and Ms. Carmichael was granted incentive stock options to purchase 200,000 shares of our common stock at an exercise price of $0.25 per share.

(5)
Dr. Falla resigned as our Vice President and Chief Scientific Officer effective as of February 28, 2011. Pursuant to a separation and consulting agreement, he continued to provide consulting services to us through July 31, 2011 for which he was paid an additional $16,250.

(6)	Amount reflects stock compensation expense we incurred that was related to the modification of Mr. Falla’s outstanding stock options to accelerate vesting and extend exercise periods thereof.

Executive Employment Agreements and Termination of Employment Arrangements

We entered into an employment agreement with R. Stephen Beatty, as our president and chief executive officer, effective as of July 1, 2003, which has subsequently been amended. The agreement as amended provides for an annual base salary in the amount of $340,000, which has since been increased to $375,000. Pursuant to the agreement, Mr. Beatty was granted an option to purchase up to 324,000 shares of our common stock at $1.00 per share, which option was fully vested as of July 1, 2006 and expires on July 1, 2013, and was also issued a warrant to purchase up to 60,000 shares of our common stock at $0.25 per share, which he has since exercised in full. Upon termination of the employment relationship by us without cause or by Mr. Beatty with good reason (each as defined in the employment agreement), we are obligated to pay to Mr. Beatty any unpaid annual base salary, any amount due but not paid under our outstanding incentive compensation plans (if any), earned but unused vacation and bonuses due, if any, for services already performed to the effective date of termination of the employment relationship, and monthly severance payments equivalent to six months’ base salary. If Mr. Beatty obtains other employment during the period when he is entitled to receive severance payments, the monthly payments shall be reduced by 50% of the monthly compensation received from such other employment.

We entered into an employment agreement with Timothy J. Falla, Ph.D., our vice president and chief scientific officer, effective as of July 1, 2003, which was subsequently amended. The employment agreement as amended provided for an annual base salary in the amount of $240,000, which had since been increased to $265,000. Pursuant to the agreement, Dr. Falla was granted an option to purchase up to 180,000 shares of our common stock at $1.00 per share, which option was fully vested as of July 1, 2006 and expired on February 28, 2012, and was also issued a warrant to purchase up to 50,000 shares of our common stock at $0.25 per share which expires July 1, 2013. Upon termination of the employment relationship by us without cause or by Dr. Falla for good reason (each as defined in the employment agreement), we were obligated to pay to Dr. Falla any unpaid annual base salary, any amount due but not paid under any of our incentive compensation plans, earned but unused vacation and bonuses due, if any, for services already performed to the effective date of termination of employment, and monthly severance payments equivalent to six months’ base salary. If Dr. Falla obtained other employment during the period when he was entitled to receive severance payments, the monthly payments would have been reduced by 50% of the monthly compensation received from such other employment. Dr. Falla resigned from his employment effective February 28, 2011, and pursuant to a separation and consulting agreement dated February 15, 2011, Dr. Falla agreed to provide consulting services to us through December 31, 2011 in consideration of which we agreed to pay Dr. Falla an hourly rate of $125.00, up to a maximum of an aggregate of $35,000 during the term of this agreement, to accelerate the vesting and extend the exercise periods of his outstanding stock options, and to reimburse Dr. Falla for any reasonable, documented out-of-pocket expenses incurred in connection with these services and approved in advance by us.

We entered into an employment letter agreement with Robin L. Carmichael, currently our vice president and chief operating officer, effective as of October 31, 2007, which has subsequently been amended. Pursuant to the agreement as amended, Ms. Carmichael receives an annual base salary in the amount of $225,000, which has since been increased to $265,000, and was granted an option to purchase 150,000 shares of our common stock at $0.50 per share, which option vests at the rate of 1/3 of the total number of shares one year after the date of grant and 1/36 of the total number of shares subject to the option monthly thereafter until fully vested, and expires on November 15, 2017. Pursuant to this agreement, Ms. Carmichael also received an option to purchase up to an additional 100,000 shares of our common stock at $0.50 per share, with vesting contingent upon our achievement of certain revenue targets in 2008, which revenue targets were not achieved. As a result, this option terminated fully unvested on December 31, 2008. Upon termination of the employment relationship by us without cause or by Ms. Carmichael for good reason (each as defined in the employment letter agreement), we are obligated to pay to Ms. Carmichael any unpaid annual base salary, any amount due but not paid under our outstanding incentive compensation plans (if any), earned but unused vacation and bonuses due, if any, for services already performed to the effective date of termination of employment, and monthly severance payments equivalent to six months’ base salary. If Ms. Carmichael obtains other employment during the period when she is entitled to receive severance payments, the monthly payments shall be reduced by 50% of the monthly compensation received from such other employment.

401(k) Plan

Effective June 30, 2005, we implemented a 401(k) defined contribution plan, which includes a matching contribution from us. Matching contributions totaled $30,562 for 2011 and $34,236 for 2010.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding outstanding stock option awards held by the named executive officers as of December 31, 2011. We have not granted any stock awards or equity incentive plan awards to our named executive officers.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
(a)	(b)		(c)		(d)	(e)	(f)
R. Stephen Beatty	61,110		38,890	(1)	—	0.34	2/3/2020
	165,000		—		—	0.57	10/30/2018
	324,000		—		—	1.00	7/1/2013
	100,000		—		—	1.00	8/1/2012

Timothy J. Falla(2)	100,000		—		—	0.34	2/28/2014
	115,000		—		—	0.57	2/28/2012
	180,000		—		—	1.00	2/28/2012
	100,000		—		—	1.00	2/28/2012
	50,000	(3)	—		—	0.25	7/1/2013

Robin L. Carmichael	61,110		38,890	(1)	—	0.34	2/3/2020
	150,000		—		—	0.50	11/15/2017
_________________
(1)	The shares underlying this unvested option vest at a rate of 2,778 shares monthly through February 3, 2013.
(2)	Dr. Falla resigned as our Vice President and Chief Scientific Officer effective as of February 28, 2011.
(3)
This award is a warrant to purchase shares of our common stock granted to Dr. Falla in connection with his employment agreement, as described above in the section titled “Executive Employment Agreements and Termination of Employment Arrangements.”

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of shares of our common stock as of March 26, 2012 by:

•	each stockholder known to us to be a beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our directors and executive officers as a group.

This table is based in part on information supplied to us by our officers, directors and principal stockholders. As of March 26, 2012, there were 49,720,255 shares of common stock outstanding. Unless otherwise noted, the address of each beneficial owner is: c/o Helix BioMedix, Inc., 22118 20th Avenue S.E., Suite 204, Bothell, Washington 98021.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage Ownership(2)
Frank T. Nickell(3)	19,912,799	40.0%
David B. Nickell	4,831,598	9.7%
R. Stephen Beatty(4)	988,987	2.0%
Robin L. Carmichael(5)	425,000	*
Randall L-W. Caudill, D. Phil.(6)	191,250	*
John F. Clifford(7)	91,250	*
Richard M. Cohen(8)	106,250	*
Timothy J. Falla, Ph.D.(9)	150,000	*
Lawrence Blake Jones (10)	1,442,171	2.9%
Jeffrey A. Miller, Ph.D.(11)	286,237	*
Barry L. Seidman(12)	1,433,513	2.9%
Directors and executive officers as a group (9 persons)(13)	5,114,658	9.9%
_________________
*	Indicates that beneficial ownership is less than 1% of the class
(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (SEC). Beneficial ownership calculations include shares for which the named person has sole or shared power over voting or investment decisions. The number of shares of common stock beneficially owned also includes common stock which the named person has the right to acquire, through conversion, option or warrant exercise or otherwise, as of March 26, 2012 or within 60 days after that date.

(2)
Percentage ownership is based on a total of 49,720,255 shares of common stock outstanding as of March 26, 2012. For each named person, the percentage ownership includes stock that the person has the right to acquire within 60 days after March 26, 2012, as described in footnote 1 above. However, such shares are not deemed outstanding in the calculation of ownership percentage for any other person.

(3)	Mr. Nickell’s address is 320 Park Avenue, 24th Floor, New York, NY 10022. Includes 17,636,264 shares of common stock held by RBFSC Inc., of which Mr. Nickell is President and a director.
(4)	Includes 864,000 shares of common stock issuable pursuant to options held by Mr. Beatty.
(5)	Consists of 425,000 shares of common stock issuable pursuant to options held by Ms. Carmichael.
(6)
Consists of 15,000 shares of common stock issuable pursuant to warrants held by Dr. Caudill; 126,250 shares of common stock issuable pursuant to options held by Dr. Caudill; and 50,000 shares of common stock issuable pursuant to warrants held by Dunsford Hill Capital Partners, Inc., of which Dr. Caudill is the sole owner.

(7)	Consists of 91,250 shares of common stock issuable pursuant to options held by Mr. Clifford.
(8)	Consists of 106,250 shares of common stock issuable pursuant to options held by Mr. Cohen.
(9)
Consists of 100,000 shares of common stock issuable pursuant to options and 50,000 shares of common stock issuable pursuant to warrants held by Dr. Falla. Dr. Falla resigned from his employment with the company effective February 28, 2011.

(10)	Includes 46,250 shares of common stock issuable pursuant to options held by Mr. Jones.
(11)
Includes 126,250 shares of common stock issuable pursuant to options and 15,000 shares of common stock issuable pursuant to warrants held by Dr. Miller. Of the shares of common stock beneficially owned by Dr. Miller, 144,987 shares were pledged as security as of March 26, 2012.

(12)	Includes 121,250 shares of common stock issuable pursuant to options held by Mr. Seidman.
(13)
See footnotes (4) through (12) above. Includes R. Stephen Beatty, Timothy J. Falla, Robin L. Carmichael, Randall L-W. Caudill, John F. Clifford, Richard M. Cohen, Lawrence Blake Jones, Jeffrey A. Miller and Barry L. Seidman.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Statement of Policy With Respect to Related Person Transactions

In March 2007, the board of directors adopted a written policy regarding related person transactions. This policy applies to senior officers, directors, 5% stockholders, their immediate family members and entities controlled or owned by them. Under the terms of the policy, any transaction with a related person (other than transactions available to all employees generally or transactions involving less than $25,000) must be approved by the audit committee or, if the transaction involves compensation, by the compensation committee. The policy also applies to corporate opportunities and requires disclosure of related person transactions in applicable public filings.

Financing Transactions Involving Related Persons

In March and May 2010, we issued convertible promissory notes in the aggregate principal amount of $3,200,000 and five-year warrants to purchase an aggregate of 800,000 shares of our common stock at an exercise price of $0.80 per share. RBFSC Inc. (RBFSC), of which Frank T. Nickell, who beneficially owned approximately 40% of our outstanding common stock as of March 26, 2012, is the President and a director, purchased a note in the principal amount of $2,200,000 and received a warrant to purchase up to 550,000 shares of our common stock in this offering, and Lawrence Blake Jones and Barry L. Seidman, members of our board of directors, purchased notes in the principal amounts of $300,000 and $150,000, respectively, and received warrants to purchase 75,000 and 37,500 shares of our common stock, respectively, in such offering.

In November 2010, we entered into a convertible promissory note conversion and warrant exercise agreement with RBFSC pursuant to which RBFSC:

(i)
amended and converted $3,665,425 of aggregate principal amount and accrued interest due on a convertible promissory note issued to RBFSC in 2008 into 6,109,041 shares of our common stock at a conversion price of $0.60 per share;

(ii)
amended and converted $2,326,334 of aggregate principal amount and accrued interest due on the convertible promissory note issued to RBFSC in 2010 into 3,877,223 shares of our common stock at a conversion price of $0.60 per share;

(iii)	amended and exercised a warrant issued to RBFSC in 2008 to purchase 1,500,000 shares of our common stock at an exercise price of $0.50 per share for a total of $750,000; and

(iv)	amended and exercised the warrant issued to RBFSC in 2010 to purchase 1,100,000 shares of our common stock at an exercise price of $0.40 per share for a total of $440,000.

In addition, in December 2010, we entered into a warrant amendment and exercise agreement with RBFSC, pursuant to which:

(i)	RBFSC amended and exercised a warrant issued in 2006 for 300,000 shares of our common stock at an exercise price of $0.50 per share for a total of $150,000; and

(ii)	we agreed to comply with the requirements for “qualified small business stock” under Section 1202 of the Internal Revenue Code of 1986, as amended.

In December 2010, pursuant to a Tender Offer Statement on Schedule TO filed with the Securities and Exchange Commission:

(i)
outstanding convertible promissory notes issued in 2009 were amended and converted into shares of our common stock at a conversion price of $0.60 per share, including $114,948 and $114,444  in aggregate principal amount and accrued interest due on a convertible promissory notes held by Lawrence Blake Jones and Barry L. Seidman, respectively, members of our board of directors, which were amended and converted into 191,579 and 190,739 shares of our common stock, respectively;

(ii)
outstanding convertible promissory notes issued in 2010 were amended and converted into shares of our common stock at a conversion price of $0.60 per share, including $319,332 and $159,666 in aggregate principal amount and accrued interest due on convertible promissory notes held by Lawrence Blake Jones and Barry L. Seidman, respectively, members of our board of directors, which were amended and converted into 532,219 and 266,109 shares of our common stock, respectively;

(iii)
outstanding warrants issued in 2009 were amended and exercised for shares of our common stock at an exercise price of $0.50 per share, including warrants held by Lawrence Blake Jones and Barry L. Seidman, members of our board of directors, each of which was amended and exercised for 50,000 shares of our common stock for a total of $25,000 each; and

(iv)
outstanding warrants issued in 2010 were amended and exercised for shares of our common stock at an exercise price of $0.40 per share, including warrants held by Lawrence Blake Jones and Barry L. Seidman, members of our board of directors, which were amended and exercised for 150,000 and 75,000 shares of our common stock, respectively, for a total of $60,000 and $30,000, respectively.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our board of directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders. Directors hold office until the end of their three-year terms or until their successors have been duly elected and qualified or until their earlier death, resignation or removal.

Three Class III directors will be elected at the annual meeting to hold office until the 2015 annual meeting of stockholders. Our board of directors has nominated R. Stephen Beatty, John F. Clifford and Lawrence Blake Jones for election as Class III members of the board of directors.

Unless otherwise directed, the persons named as proxies intend to vote all proxies for the election of R. Stephen Beatty, John F. Clifford and Lawrence Blake Jones to the board of directors. Messrs. Beatty, Clifford and Jones have consented to serve as members of our board of directors if elected. If, at the time of the annual meeting, Messrs. Beatty, Clifford or Jones is unable or declines to serve as a director, the discretionary authority provided by the proxy card will be exercised to vote for a substitute candidate or candidates designated by the board of directors. The board of directors has no reason to believe that Messrs. Beatty, Clifford or Jones will be unable or will decline to serve as directors.

Our board of directors unanimously recommends that you vote FOR the election of R. Stephen Beatty, John F. Clifford and Lawrence Blake Jones for election as Class III members of our board of directors.

Information Regarding Current Directors and Nominees

The names of our current directors and nominees and certain information about them are set forth below.

Name	Age	Director Since	Directorship Term/Class*	Committee Memberships
R. Stephen Beatty	62	1999	2012/III	None

Randall L-W. Caudill, D. Phil.	65	2001	2013/I	Audit Committee
				Governance Committee

John F. Clifford	69	2007	2012/III	Compensation Committee

Richard M. Cohen	61	2005	2013/I	Audit Committee (Chairman)

Lawrence Blake Jones	65	2010	2012/III	Audit Committee
				Governance Committee

Jeffrey A. Miller, Ph.D.	63	1999	2014/II	Compensation Committee (Chairman)
				Governance Committee (Chairman)

Barry L. Seidman	66	2004	2013/I	Compensation Committee

_________________
*
Terms expire as of the date of our annual stockholder meeting in the year indicated, provided however that directors hold office until their successors are elected and qualified or until their earlier death, resignation or removal.

R. Stephen Beatty has served as our president and chief executive officer and as a member of our board of directors since May 1999. Prior to joining us, Mr. Beatty established and operated Beatty Finance, Inc., a private financial services company. Mr. Beatty holds a B.S. in Mathematics from the University of South Alabama and an M.B.A. from the University of New Orleans.

Having served as our chief executive officer for over ten years, Mr. Beatty brings to the board of directors critical knowledge and understanding of the products offered by our company, proven management experience, and a thorough understanding of the biotechnology industry in which we operate. In addition, his years of experience owning and operating a financial services company give him valuable insight in the fields of finance and investment.

Randall L-W. Caudill, D. Phil. has served as a member of our board of directors since December 2001. Dr. Caudill is the president of Dunsford Hill Capital Partners, Inc., a financial consulting firm advising early-stage health care and technology companies. Prior to forming Dunsford Hill Capital Partners, Inc. in January 1997, he headed the Mergers and Acquisitions Department at Prudential Securities for approximately ten years and was Co-Head of their Investment Bank. Previously, Dr. Caudill was an Executive Director and Co-Head of Mergers and Acquisitions at Morgan Grenfell, Inc., and was a senior executive in the International Mergers and Acquisitions Department of The First Boston Corporation. Dr. Caudill currently serves on the board of directors of Ramgen Power Systems, Inc., a privately held company committed to the development of high performance compressor and expander products, as well as a number of not-for-profit entities. He received an M.P.P.M. (Master’s in Public and Private Management) from Yale University and a D. Phil. from Oxford University, where he was a Rhodes Scholar.

With his years of experience in the finance and healthcare fields, Dr. Caudill brings valuable experience and perspective to the board of directors. In addition, Dr. Caudill is knowledgeable about accounting principles, financial reporting regulations, the evaluation of financial results, and corporate governance requirements. This experience makes him a valuable asset to the board of directors; he is also a member of our audit and governance committees.

John F. Clifford has served as a member of our board of directors since August 2007. Mr. Clifford has served as a consultant in the aesthetic and dermatology markets since June 2006. He was executive vice president of Dermatology for PhotoMedex, Inc. from May 2005 until June 2006 following its acquisition of ProCyte Corporation. He was president, chief executive officer and chairman of ProCyte Corporation from 1996 until May 2005. Before joining ProCyte Corporation, Mr. Clifford was the president of Orthofix, Inc. U.S., which acquired American Medical Electronics, Inc., where he was chief executive officer. From 1989 to 1994, he was employed by Davis and Geck, Inc. as division vice president. From 1964 to 1989, Mr. Clifford held various sales and marketing positions at Ethicon Inc. and Iolab Corporation, both Johnson & Johnson companies. Mr. Clifford holds a B.S. in Economics from Villanova University and an M.B.A. in Finance from Drexel University.

Mr. Clifford has extensive senior-level management experience in the biotechnology industry and brings to our board valuable knowledge of the strategic, marketing and operational aspects of running a successful biotechnology business. His experience makes him a strong contributor to our board and to our compensation committee.

Richard M. Cohen has served as a member of our board of directors since December 2005. Since 1996, Mr. Cohen has been the president of Richard M. Cohen Consultants, Inc., a financial services consulting company that assists public and private companies with their corporate finance and corporate governance needs. From 2003 through January 2012, Mr. Cohen served as a director of Dune Energy, Inc. (AMEX:DNE), an oil and gas exploration and production company for which he served as chief financial officer from November 2003 to April 2005. Since 2007, Mr. Cohen has been a director and a member of the audit committee of Rodman & Renshaw Capital Group, Inc. (NASDAQ:RODM). Since December 2009, he has been a director of CorMedix, Inc. (AMEX:CRMD-U), a pharmaceutical company that develops and seeks to commercialize therapeutic products for the treatment of cardiorenal disease, for which he has also serves as the interim chairman since October 2011. Mr. Cohen is a Certified Public Accountant (New York State). He received a B.S. from the University of Pennsylvania (Wharton) and an M.B.A. from Stanford University.

Mr. Cohen has extensive finance and corporate governance experience, including dealing with financial and accounting matters affecting companies in the biotechnology industry. Based on his financial and accounting experience, he serves as our audit committee chairman and financial expert.

Lawrence Blake Jones has served as a member of our board of directors since March 2010. Since 1974, Mr. Jones has been a partner with Scheuermann & Jones, a Louisiana-based law firm that practices throughout much of the United States. In addition, he serves on the board of directors of First NBC Bank, a privately held financial institution, where he is a member of the audit committee, the board of directors of First Commerce Holding Company, a privately held holding company, where he is a member of the audit committee, and the national board of directors for the not-for-profit St. Jude’s Ranch for Children, where he is a member of the audit committee. He holds a J.D. from Tulane Law School and a B.A. in history from the Louisiana State University.

With his legal background, his years of experience serving as a partner at a law firm, and his service on the boards of other companies, Mr. Jones brings to our board demonstrated managerial ability and an understanding of the principles of good corporate governance, which also makes him a valuable contributor to the audit and governance committees.

Jeffrey A. Miller, Ph.D has served as a member of our board of directors since December 1999. Since 1991, Dr. Miller has been the president and chief executive officer of Capital Markets Research, Inc., a private company that provides security consulting and expert witness services. He is also the president and chief executive officer of each of Gas-Lock Advisors, LLC (since 2005) and New Arc Investments, Inc. (since 1997), and has served on the board of directors of Think-a-Move Ltd., a privately held company, since 2000. Dr. Miller has advised venture capital investors for over twenty years. Dr. Miller holds a B.A. in Political Science from Bowling Green State University and a Ph.D in Political Science from the University of Michigan.

Dr. Miller has extensive experience in financial markets and analysis, strategic planning for emerging companies and biotech investing, making him particularly qualified to contribute to the strategic and financial aspects of our business. He also has significant senior-level management and board experience with other companies and has deep knowledge of our company as a long-serving member of our board. Dr. Miller chairs our compensation and governance committees.

Barry L. Seidman has served as a member of our board of directors since November 2004. For the past several years, Mr. Seidman has served as an independent consultant in the securities industry. Mr. Seidman served as chairman of the board of Pax Holding Corporation, a privately held full-service options, stock and futures clearing firm, from 2001 to 2005. In prior years, Mr. Seidman was president and chief operating officer of First Options of Chicago and a partner of Spear Leeds and Kellogg. He also served in various positions at The Options Clearing Corporation, culminating as first vice president of national operations. Since 2006 Mr. Seidman has been a director and a member of the compensation committee of Think-a-Move Ltd., a privately held company, and since 2007 he has been a director and a member of the compensation committee of Performance Inc., a privately held company. In the past he has served on the Board of Governors of the Philadelphia Stock Exchange and on the board of directors of The Options Clearing Corporation. Mr. Seidman is a graduate of St. John’s University with a B.S. in accounting.

Mr. Seidman has years of experience in finance and investing and a broad understanding of the strategic priorities of diverse industries and brings this valuable perspective to our board and our compensation committee.

Board of Directors and Board Leadership Structure

Our business, property and affairs are managed under the direction of our board of directors. Members of our board of directors are kept informed of our business through discussions with our officers, by reviewing materials provided to them, by visiting our offices and by participating in meetings of the board of directors and its committees.

Our board of directors has not appointed a board chairman or a lead independent director. Mr. Beatty, our chief executive officer, typically chairs regular meetings of our board of directors, and Dr. Miller typically chairs executive sessions of our independent directors. Our independent directors regularly meet in executive sessions, typically following each full board meeting. An effective governance structure should balance the authority and influence of management directors and that of independent directors and ensure that independent directors are fully informed, able to discuss and debate the issues that they deem important, and able to provide effective oversight of management. Our board does not believe that any single leadership structure is clearly more effective at creating long-term stockholder value than the alternatives. However, our board believes that our board leadership structure strikes an appropriate balance between management and independent directors, that meetings of our board and committees have been characterized by free and open dialogue of competing views, and that the current structure is particularly appropriate at this time given our company’s size and our chief executive officer’s continuity of service with, and depth of knowledge about, our company.

Board Role in Risk Oversight

The board of directors is responsible for oversight of our risk management policies and procedures. We are exposed to a number of risks including financial risks, strategic and operational risks and risks relating to regulatory and legal compliance. Our management prepares and presents our business and financial plans, and the board of directors reviews these plans, which includes evaluating the objectives of, and risks associated with, such plans. In addition, the audit committee reviews and discusses with management our major financial and regulatory risks and the steps management has taken to monitor and control such risks, including relating to our internal controls. Further, our compensation committee strives to structure executive compensation so as to align the interests of our executive officers with the long-term interests of our stockholders and thus provide incentives to our executive officers to manage risk appropriately.

Board of Directors Meetings and Independence

During 2011, there were five meetings of the board of directors. All directors are expected to attend each meeting of the board of directors and the committees on which he serves. No director attended fewer than 75% of the aggregate number of meetings of the board of directors and committees thereof upon which the director served during the period for which he was a director or committee member during 2011.

The board of directors has determined that, after consideration of all relevant factors, each of Randall L-W. Caudill, John F. Clifford, Richard M. Cohen, Lawrence Blake Jones, Jeffrey A. Miller and Barry L. Seidman, constituting a over majority of our existing board of directors, as well as each of John C. Fiddes, Ph. D., David M. O’Connor and Daniel O. Wilds, who served on our board of directors until May 28, 2011, qualify as “independent” directors as defined under the rules of The NASDAQ Stock Market (Nasdaq) and that such directors do not (and did not during 2011) have any relationship with us that would interfere with the exercise of their independent business judgment.

Committees of the Board of Directors

Our board of directors currently has three committees: the audit committee, the compensation committee and the governance committee. Information about these committees and committee meetings is set forth below.

Audit Committee

The audit committee was appointed by the board of directors to oversee our accounting and financial reporting processes and audits of our financial statements. The audit committee is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. Among other responsibilities, the audit committee pre-approves all auditing and permissible non-auditing services of our independent registered public accounting firm; reviews the audited financial statements with management; obtains, reviews and discusses reports from our independent registered public accounting firm; reviews major proposed changes to our accounting and auditing policies suggested by our independent registered public accounting firm; assesses the independence of our independent registered public accounting firm; reviews and discusses with management and our independent registered public accounting firm the adequacy of our internal controls and disclosure controls and procedures; reviews and approves any related person transactions as required by our policy regarding related person transactions; and reviews the audit committee charter and its performance under the charter. A current copy of the audit committee charter is posted on our website at www.helixbiomedix.com in the Corporate Governance section, which is under the “Investors” tab.

The audit committee of our board of directors currently comprises Randall L-W. Caudill, Richard M. Cohen and Lawrence Blake Jones. The board of directors has determined that, after consideration of all relevant factors, each member of the audit committee qualifies as an “independent” director under Nasdaq and SEC rules. Each member of the audit committee is able to read and understand fundamental financial statements, including our balance sheets, statements of operations and statements of cash flow. Further, no member of the audit committee has participated in the preparation of our financial statements at any time during the past three years. The board of directors has designated Mr. Cohen as the “audit committee financial expert” as defined under applicable SEC rules, and determined that Mr. Cohen possesses the requisite “financial sophistication” as defined under applicable Nasdaq rules. The audit committee held four meetings during 2011.

Compensation Committee

As described below, the compensation committee evaluates the compensation of our executive officers to ensure that they are compensated effectively and in a manner consistent with our stated compensation policies, internal equity considerations and competitive practices. The compensation committee also evaluates and makes recommendations regarding director compensation and administers our stock option plan. The committee is governed by a charter approved by the board of directors and posted on our website at www.helixbiomedix.com in the Corporate Governance section, which is under the “Investors” tab. In accordance with its charter, the committee may engage outside advisors, such as compensation consultants. To date, outside advisors have not been engaged to make determinations or recommendations concerning executive or director compensation.  Our chief executive officer participates in certain compensation decisions, in consultation with the compensation committee, with respect to our other executive officers, as described below.

The compensation committee of our board of directors currently comprises John F. Clifford, Jeffrey A. Miller and Barry L. Seidman. The board of directors has determined that each member of the compensation committee is a “non-employee director” for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and an “independent” director under applicable Nasdaq rules. The compensation committee held three meetings during 2011.

Authority and Responsibility

The principal responsibilities of the compensation committee include the following:

•	Review and approve all compensation for our chief executive officer, including incentive-based and equity-based compensation;

•
Review and approve annual performance objectives and goals relevant to compensation for our chief executive officer and evaluate the performance of our chief executive officer in light of these goals and objectives;

•
Consider, in determining the long-term incentive component of compensation for our chief executive officer, our performance, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to our chief executive officer in past years;

•
Review and approve incentive-based or equity-based compensation plans in which our executive officers participate and review and approve salaries, incentive and equity awards for other executive officers after consideration of any compensation recommendations of our chief executive officer with respect to such executive officers;

•	Approve all employment, severance, or change-in-control agreements, and special or supplemental benefits, or provisions including the same, applicable to executive officers; and

•	Review and propose to the board of directors from time to time changes in director and committee member compensation and director retirement policies.

Compensation Goals

The compensation committee directs a company-wide compensation policy designed to attract and retain executives and directors who will enhance stockholder value through effective design and execution of our business plan.

Specifically, the committee has established the following goals:

•	Attract and retain the talent necessary for our business success;

•	Recognize the individual experience of our employees and their contributions to our growth and other goals;

•	Consider compensation levels at comparable companies in order to maintain our competitiveness in relevant labor markets; and

•
Establish and maintain focus on stockholder value by aligning the interests of our executive officers with the long-term interests of our stockholders through a mix of long- and short-term incentives, which involve downside risk as well as upside potential.

Components of Executive Compensation

The compensation committee believes that the compensation levels of our executive officers should consist of a combination of the following fixed and variable elements:

•	Base salaries that are commensurate with those of executives of comparable biotechnology companies;

•
Cash bonus opportunities based on achievement of objectives set by (i) the compensation committee, with respect to our chief executive officer, and (ii) our chief executive officer in consultation with the compensation committee, with respect to our other executive officers; and

•	Equity-related incentive compensation, which is intended to align management and stockholder interests.

In general, the committee considers the following factors when determining the compensation of our executive officers:

•	Our performance against long-range business plans and strategic initiatives;

•	Our financial performance;

•	The individual performance of each executive officer;

•
Other relevant factors, such as the overall labor market for qualified executives in the biotechnology industry and the overall economic conditions both in the biotechnology industry and the country as a whole; and

•	Historical cash and equity compensation levels.

Cash Compensation

The level of base salary for each executive officer was determined by reference to executive officers’ salaries at similarly situated companies.  To date, the compensation committee has not retained outside compensation consultants to assist us with our compensation determinations.

In February 2012, our board of directors, upon recommendation of the compensation committee, approved bonus payments of $32,000 in cash and the grant of incentive stock options pursuant to our 2011 Stock Option Plan to purchase 200,000 shares of our common stock to each of Mr. Beatty and Ms. Carmichael, which options are fully vested and immediately exercisable and had an exercise price equal to the closing price of our common stock as of the date of grant.

Equity Compensation

The compensation committee administers and authorizes grants and awards to our executive officers made under our 2011 Stock Option Plan. Options are generally granted under the stock option plan at the then-current market price and are generally subject to vesting periods to encourage employees to remain with us. The stock option plan is intended to provide incentives to executive officers to meet our goals, maximize stockholder value and encourage retention.

Governance Committee

The governance committee is responsible for developing criteria for the selection, appointment and removal of directors, evaluating and recommending nominees for our board of directors, developing and adopting codes of conduct and ethics for our employees and directors and providing oversight in the evaluation of board members and each committee. The governance committee is governed by a charter approved by the board of directors and posted on our website at www.helixbiomedix.com in the Corporate Governance section, which is under the “Investors” tab.  The governance committee of our board of directors currently comprises Randall L-W. Caudill, Lawrence Blake Jones and Jeffrey A. Miller. The board of directors has concluded that each of the members of the governance committee is an “independent” director under applicable Nasdaq rules. The governance committee held two meetings during 2011.

In 2003, the governance committee approved a Code of Ethics for our chief executive officer, chief financial officer, principal accounting officer or controller, or persons performing similar functions, and a Code of Business Conduct applicable to all employees and directors. The Code of Ethics and Code of Business Conduct are posted on our website at www.helixbiomedix.com in the Corporate Governance section, which is under the “Investors” tab. Any amendments to or waivers of the Code of Ethics will be promptly posted on our website.

Director Nomination Process

The governance committee’s goal is to assemble a board of directors that brings to us a variety of perspectives and skills derived from high-quality business and professional experience. Although the governance committee does not have a formal diversity policy, the committee will consider such factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and composed of experienced and seasoned advisors. These factors may include judgment, knowledge, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size, including experience in biotechnology, business, finance, administration or public service, the interplay of a candidate’s experience with the experience of other board members, familiarity with national and international business matters, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a candidate would be a desirable addition to the board of directors and any committees of the board of directors. In addition, directors are expected to be able to exercise their best business judgment when acting on our behalf and our stockholders, act ethically at all times and adhere to the applicable provisions of our Code of Business Conduct.

Other than consideration of the foregoing, there are no stated minimum criteria, qualities or skills for director nominees, although the governance committee may also consider such other factors as it may deem are in our best interests and the best interests of our stockholders. The governance committee does, however, believe it appropriate for at least one, and preferably more than one, member of the board of directors to meet the criteria for an “audit committee financial expert” as defined by applicable SEC rules, and for a majority of the members of the board of directors to meet the definition of “independent” director under applicable Nasdaq rules.

The governance committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. The governance committee will also take into account an incumbent director’s performance as a board member. If any member of the board of directors does not wish to continue in service or if the governance committee or the board of directors decides not to re-nominate a member for reelection, or if the governance committee decides to recommend that the size of the our board of directors be increased, the governance committee will identify the desired skills and experience of a new nominee in light of the criteria described above. Current members of the governance committee, other members of the board of directors and management are polled for suggestions as to individuals meeting the criteria of the governance committee. Research may also be performed to identify qualified individuals.

It is the policy of the governance committee to consider recommendations of potential director candidates that are submitted by stockholders. The governance committee will evaluate stockholder recommendations for director candidates in the same manner that it evaluates recommendations for director candidates made by management, then-current directors or other sources. Stockholder recommendations of candidates for the board of directors must be in writing and include a signed statement by the proposed nominee that he or she is willing to serve as our director, a description of the nominee’s relationship to the stockholder and any information that the stockholder feels will fully inform the board of directors about the proposed nominee and his or her qualifications. A copy of the full text of the bylaw provisions applicable to director nominations may be obtained by writing to our corporate secretary. For additional information and requirements, see the section titled “Stockholder Proposals and Nominations” below.

To date, we have not engaged third parties to identify, evaluate or assist in identifying potential director candidates, although we may in the future retain a third-party search firm, if appropriate. We did not receive any recommendations from stockholders of director candidates for the annual meeting.

Stockholder Communications with the Board of Directors and Board Attendance at Annual Stockholder Meetings

Our stockholders may, at any time, communicate in writing with any member or group of members of our board of directors by sending a written communication to the attention of our chief executive officer by regular mail at our corporate offices, email to sbeatty@helixbiomedix.com or facsimile at 425-806-2999, Attention: Chief Executive Officer. Copies of written communications received by the chief executive officer will be provided to the relevant director(s) unless such communications are considered, in the reasonable judgment of the chief executive officer, to be improper for submission to the intended recipient(s). Examples of stockholder communications that would be considered improper for submission include, without limitation, solicitations, communications that do not relate directly or indirectly to us or our business, or communications that relate to improper or irrelevant topics.

Members of the board of directors are expected to make reasonable efforts to attend our annual stockholder meetings in person. Each member of our board of directors, other than Mr. Clifford, attended our 2011 annual meeting of stockholders in person.

Director Compensation for 2011

In November 2004, we adopted a Non-Employee Director Compensation Policy. This policy, as amended in November 2007, provided for the following compensation for our non-employee directors:

•	Annual Cash Retainer: $12,500;

•
Annual Stock Option Grant: Non-qualified stock option for 15,000 shares of common stock, vesting quarterly in four equal installments, with a 10-year term and an exercise price equal to the market closing price of our common stock on the date of grant, subject to the terms of our Stock Option Plan;

•	Meeting Fees: $1,000 for each board meeting attended; $500 for each board meeting where participation is telephonic;

•	Committee Fees: $1,000 annually for each committee membership; $2,800 annually to the audit committee chairperson; $2,000 annually to each other committee chairperson;

•	Science Liaison Director: $1,000 annually to the Science Liaison Director (currently vacant); and

•
New Member Incentive Grant: Upon first election or appointment, new non-employee directors will be granted a fully-vested non-qualified stock option to purchase 25,000 shares of common stock with a 10-year term and an exercise price equal to the market closing price of our common stock on the date of grant, subject to the terms of our Stock Option Plan.

In February 2012, our board of directors, upon recommendation of the compensation committee, further amended the Non-Employee Director Compensation Policy to increase the number of shares of common stock subject to the annual grants of non-qualified stock options from 15,000 shares to 25,000 shares.

The following table sets forth certain information regarding the compensation of our non-employee directors for the fiscal year ended December 31, 2011. Mr. Beatty’s compensation is reflected in the section above titled “Compensation of Executive Officers,” and he does not receive additional compensation for his role as a director.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earning	All Other Compensation	Total
Name	($)	($)	($)(1)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Randall L-W Caudill, D. Phil.(2)	18,500	—	3,795	—	—	—	22,295
John F. Clifford(3)	18,000	—	3,795	—	—	—	21,795
Richard M. Cohen(4)	19,800	—	3,795	—	—	—	23,595
John C. Fiddes, Ph.D.(5)	8,750	—	19,226	—	—	—	27,976
Lawrence Blake Jones(6)	17,500	—	3,795	—	—	—	21,295
Jeffrey A. Miller, Ph.D.(7)	21,000	—	3,795	—	—	—	24,795
David O’Connor(8)	7,250	—	17,140	—	—	—	24,390
Barry L. Seidman(9)	17,500	—	3,795	—	—	—	21,295
Daniel O. Wilds(10)	8,250	—	19,703	—	—	—	27,953
_________________
(1)
The amounts in column (d) reflect the aggregate grant-date fair value of equity awards granted during the indicated fiscal year, in accordance with FASB Accounting Standards Codification Topic 718 for stock-based compensation (formerly FAS 123R). Assumptions used in the calculation of these award amounts are included in Note 10 (Stock-Based Compensation) to the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(2)
Dr. Caudill held a total of 120,000 options as of December 31, 2011, of which 116,250 were then exercisable. On February 16, 2012, he was granted an option to purchase up to 25,000 shares of common stock at $0.25 per share which will vest quarterly in four equal installments, with the first installment vesting on May 16, 2012.

(3)
Mr. Clifford held a total of 85,000 options as of December 31, 2011, of which 81,250 were then exercisable. On February 16, 2012, he was granted an option to purchase up to 25,000 shares of common stock at $0.25 per share which will vest quarterly in four equal installments, with the first installment vesting on May 16, 2012.

(4)
Mr. Cohen held a total of 100,000 options as of December 31, 2011, of which 96,250 were then exercisable. On February 16, 2012, he was granted an option to purchase up to 25,000 shares of common stock at $0.25 per share which will vest quarterly in four equal installments, with the first installment vesting on May 16, 2012.

(5)
Dr. Fiddes held a total of 116,250 options as of December 31, 2011, all of which were then exercisable. His option award includes $18,029 of expense related to the modification of his options to accelerate and extend the exercise periods.

(6)
Mr. Jones held a total of 40,000 options as of December 31, 2011, of which 36,250 were then exercisable. On February 16, 2012, he was granted an option to purchase up to 25,000 shares of common stock at $0.25 per share which will vest quarterly in four equal installments, with the first installment vesting on May 16, 2012.

(7)
Dr. Miller held a total of 120,000 options as of December 31, 2011, of which 116,250 were then exercisable. On February 16, 2012, he was granted an option to purchase up to 25,000 shares of common stock at $0.25 per share which will vest quarterly in four equal installments, with the first installment vesting on May 16, 2012.

(8)
Mr. O’Connor held a total of 100,000 options as of December 31, 2011, all of which were then exercisable. His option award includes $15,943 of expense related to the modification of his options to accelerate and extend the exercise periods.

(9)
Mr. Seidman held a total of 115,000 options as of December 31, 2011, of which 111,250 were then exercisable. On February 16, 2012, he was granted an option to purchase up to 25,000 shares of common stock at $0.25 per share which will vest quarterly in four equal installments, with the first installment vesting on May 16, 2012.

(10)
Mr. Wilds held a total of 120,000 options as of December 31, 2011, all of which were then exercisable. His option award includes $18,506 of expense related to the modification of his options to accelerate and extend the exercise periods.

PROPOSAL NO. 2
RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

A proposal will be presented at the annual meeting to ratify the appointment by the audit committee of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. Although ratification is not required by law, the audit committee believes that stockholders should be given this opportunity to express their views on the subject. While not binding on the audit committee, the failure of the stockholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm by a majority of votes cast, in person or by proxy, would be considered by the audit committee in determining whether to continue the engagement of KPMG LLP. Our audit committee appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2011, and the appointment was ratified by a majority of the votes cast at the 2011 annual meeting of stockholders. KPMG LLP audited our 2011 financial statements and reviewed our 2011 quarterly reports. Our audit committee has reappointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

Representatives of KPMG are expected to attend our annual meeting and will have the opportunity to make a statement and to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

The following is a summary of the fees billed by KPMG LLP for professional services rendered for the fiscal years ended December 31, 2011 and 2010:

Audit Fees

Audit fees associated with professional services rendered for the audit of our financial statements, review of the interim financial statements included in our quarterly reports and review of other SEC filings were approximately $210,000 in 2011 and $220,000 in 2010.

Audit-Related Fees

Audit-related fees for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees” were $0 in each of 2011 and 2010.

Tax Fees

Tax fees for professional services for tax compliance, tax advice and tax planning services were $0 in each of 2011 and 2010.

All Other Fees

There were no other fees billed for services rendered to us by KPMG LLP, other than those described above, for 2011 or 2010.

Pre-Approval Policy

The audit committee has adopted a pre-approval policy pursuant to which it must pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services do not impair the independent registered public accounting firm’s independence. At each regular meeting of the audit committee, the audit committee receives an update on the status of the pre-approved audit and non-audit services being provided by the independent registered public accounting firm. All of the services of KPMG LLP described above with respect to the 2011 and 2010 fiscal years were pre-approved by the audit committee.

Report of the Audit Committee

In connection with the financial statements for the fiscal year ended December 31, 2011, the audit committee has:

•	reviewed and discussed the audited financial statements with management;

•	discussed with KPMG LLP, the company’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended; and

•
received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the audit committee, including those concerning independence, and has discussed with KPMG LLP its independence.

Based upon these reviews and discussions, the audit committee recommended to the board of directors that the company’s audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC.

AUDIT COMMITTEE Randall L-W. Caudill Richard M. Cohen Lawrence Blake Jones

Recommendation of the Board of Directors

Our board of directors recommends that the stockholders vote FOR ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

STOCKHOLDER PROPOSALS AND NOMINATIONS

The election of directors and other proper business may be transacted at an annual meeting of stockholders, provided that such business is properly brought before such meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (ii) otherwise properly brought before the meeting by or at the direction of the board of directors, or (iii) brought before the meeting by a stockholder pursuant to written notice thereof to the attention of our corporate secretary, in accordance with Section 2.13 of our bylaws, and received by us not fewer than 120 nor more than 150 days prior to the first anniversary of the date our proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. Any such stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting (A) the name, principal occupation and record address of the stockholder; (B) a representation that the stockholder is entitled to vote at such meeting and a statement of the number of our shares which are beneficially owned by the stockholder; (C) the dates upon which the stockholder acquired such shares and documentary support for any claims of beneficial ownership; and, (D) the nature of the proposed business desired to be brought before the meeting, the reasons for conducting such business with reasonable particularity, including, the exact text of the proposal to be presented for adoption and any supporting statement, which proposal and supporting statement shall not in the aggregate exceed 500 words, and any material interest of the stockholder in such business. No business shall be conducted at any annual meeting of stockholders except in accordance with these requirements and applicable SEC proxy rules. The chairperson of the meeting of stockholders shall determine whether business has been properly brought before the meeting in accordance with these requirements and, if the facts so warrant, may refuse to transact any business at such meeting that has not been properly brought before the meeting. A copy of the full text of the applicable bylaw provisions may be obtained by writing to our corporate secretary.

Stockholders who intend to present proposals at our 2013 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must ensure that such proposals are received by us no later than December 10, 2012. Such proposals must meet the requirements of our bylaws and the SEC to be eligible for inclusion in our proxy materials. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. In order for a proposal or nomination submitted outside of Rule 14a-8 to be considered “timely” within the provisions of our bylaws, we must receive such proposal or nomination between November 10, 2012 and December 10, 2012. Any stockholder proposals or nominations must be submitted to our corporate secretary in writing at our principal executive offices. We strongly encourage any stockholder interested in submitting a proposal or nomination to contact our corporate secretary in advance of this deadline to discuss any proposal or nomination he or she is considering, and stockholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws.

OTHER MATTERS

As of the date of this proxy statement, we do not know of other business that will be presented for action at the annual meeting. If any other business requiring a vote of the stockholders should come before the annual meeting, the persons designated as proxies will vote or refrain from voting in accordance with their best judgment.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K

Our Annual Report to Stockholders for the year ended December 31, 2011 (which is not a part of our proxy soliciting materials) is being mailed to our stockholders with this proxy statement. A copy of our Annual Report on Form 10-K for the year ended December 31, 2011, without exhibits, is included with the Annual Report to Stockholders and is also available to any stockholder free of charge upon request by writing to Investor Relations at our corporate address as set forth in the accompanying notice of annual meeting of stockholders.

By Order of the Board of Directors,

R. Stephen Beatty President and Chief Executive Officer
Bothell, Washington
April 9, 2012

ANNUAL MEETING OF STOCKHOLDERS OF

HELIX BIOMEDIX, INC.

May 23, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders are available at https://materials.proxyvote.com/423287

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20330000000000000000 9 052312

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF CLASS III DIRECTORS - The following Class III directors have been nominated to be elected at the Annual Meeting to serve until the 2015 Annual Meeting of Stockholders or until each such director's successor is elected and qualified:

NOMINEES:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

○ R. Stephen Beatty
○ John F. Clifford
○ Lawrence Blake Jones

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM - Proposal to ratify the appointment of KPMG LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐	☐	☐

In their discretion, the Proxies are entitled to vote upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE DIRECTORS, "FOR" RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND AS TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.

Signature of Stockholder ______________ Date: ________ Signature of Stockholder ______________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

HELIX BIOMEDIX, INC.

PROXY FOR 2012 ANNUAL MEETING OF STOCKHOLDERS

May 23, 2012

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Helix BioMedix, Inc. (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the 2012 Annual Meeting of Stockholders of the Company to be held on May 23, 2012 at 8:00 A.M. local time, at The Hilton Garden Inn, 22600 Bothell Everett Highway, Bothell, Washington 98021, and hereby revokes all previous proxies and appoints R. Stephen Beatty or Nicole N. Ressler, or either of them, with full power of substitution, Proxies and Attorneys-in-Fact, on behalf and in the name of the undersigned, to vote and otherwise represent all of the shares registered in the name of the undersigned at said Annual Meeting, or any adjournment thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner:

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

HELIX BIOMEDIX, INC.

May 23, 2012

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders are available at https://materials.proxyvote.com/423287

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20330000000000000000 9 052312

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF CLASS III DIRECTORS - The following Class III directors have been nominated to be elected at the Annual Meeting to serve until the 2015 Annual Meeting of Stockholders or until each such director's successor is elected and qualified:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ R. Stephen Beatty
○ John F. Clifford
○ Lawrence Blake Jones

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM - Proposal to ratify the appointment of KPMG LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012. FOR ☐ AGAINST ☐ ABSTAIN ☐

In their discretion, the Proxies are entitled to vote upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE DIRECTORS, "FOR" RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND AS TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.